EXHIBIT 99.2

This Statement on Form 4 is filed by: (i) Rexnord Acquisition Holdings I, LLC, (ii) Rexnord Acquisition Holdings II, LLC, (iii) Apollo Investment Fund VI, L.P., (iv) Apollo Advisors VI, L.P., (v) Apollo Capital Management VI, LLC, (vi) Apollo Principal Holdings I, L.P., (vii) Apollo Principal Holdings I GP, LLC, (viii) Apollo Management VI, L.P., (ix) AIF VI Management, LLC, (x) Apollo Management, L.P., (xi) Apollo Management GP, LLC, (xii) Apollo Management Holdings, L.P., and (xiii) Apollo Management Holdings GP, LLC.

Name of Designated Filer:  Apollo Management Holdings GP, LLC

Date of Event Requiring Statement:  February 5, 2014

Issuer Name and Ticker or Trading Symbol:  Rexnord Corporation [RXN]

REXNORD ACQUISITION HOLDINGS I, LLC

By:	Apollo Management VI, L.P.,
its manager

	By:	AIF VI Management, LLC,
its general partner

		By:	/s/ Laurie D. Medley
		Name:	Laurie D. Medley
		Title:	Vice President

REXNORD ACQUISITION HOLDINGS II, LLC

By:	Apollo Management VI, L.P.,
its manager

	By:	AIF VI Management, LLC,
its general partner

		By:	/s/ Laurie D. Medley
		Name:	Laurie D. Medley
		Title:	Vice President

APOLLO INVESTMENT FUND VI, L.P.

By:	Apollo Advisors VI, L.P.,
its general partner

	By:	Apollo Capital Management VI, LLC,
its general partner

		By:	/s/ Laurie D. Medley
		Name:	Laurie D. Medley
		Title:	Vice President

APOLLO ADVISORS VI, L.P.

By:	Apollo Capital Management VI, LLC,
its general partner

	By:	/s/ Laurie D. Medley
	Name:	Laurie D. Medley
	Title:	Vice President

APOLLO CAPITAL MANAGEMENT VI, LLC

By:	/s/ Laurie D. Medley
Name:	Laurie D. Medley
Title:	Vice President

APOLLO PRINCIPAL HOLDINGS I, L.P.

By:	Apollo Principal Holdings I GP, LLC,
its general partner

	By:	/s/ Laurie D. Medley
	Name:	Laurie D. Medley
	Title:	Vice President

APOLLO PRINCIPAL HOLDINGS I GP, LLC

By:	/s/ Laurie D. Medley
Name:	Laurie D. Medley
Title:	Vice President

APOLLO MANAGEMENT VI, L.P.

By:	AIF VI Management, LLC,
its general partner

	By:	/s/ Laurie D. Medley
	Name:	Laurie D. Medley
	Title:	Vice President

AIF VI MANAGEMENT, LLC

By:	/s/ Laurie D. Medley
Name:	Laurie D. Medley
Title:	Vice President

APOLLO MANAGEMENT, L.P.

By:	Apollo Management GP, LLC,
its general partner

	By:	/s/ Laurie D. Medley
	Name:	Laurie D. Medley
	Title:	Vice President

APOLLO MANAGEMENT GP, LLC

By:	/s/ Laurie D. Medley
Name:	Laurie D. Medley
Title:	Vice President

APOLLO MANAGEMENT HOLDINGS, L.P.

By:	Apollo Management Holdings GP, LLC,
its general partner

	By:	/s/ Laurie D. Medley
	Name:	Laurie D. Medley
	Title:	Vice President

APOLLO MANAGEMENT HOLDINGS GP, LLC

By:	/s/ Laurie D. Medley
Name:	Laurie D. Medley
Title:	Vice President